UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2006

ENERGYTEC, INC.
(Exact name of registrant as specified in its charter)

(Commission File No. 000-50072)

Nevada	75-2835634
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14785 Preston Road, Suite 550, Dallas, Texas 75254
(Address of Principal Executive Offices)

(972) 789-5136
(Registrant’s Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 31, 2006, Energytec, Inc., filed a notification on Form 12B-25 with respect to the late filing of its annual report on Form 10-K for the year ended December 31, 2005. The last paragraph of the notification just before the date and signature contained a typographical error in that the listing of the company name should have been “Energytec, Inc.”

Included with this report as Exhibit 99.1 is the corrected version of the notification on Form 12B-25.

Item 9.01	Financial Statements and Exhibits

Exhibits: The following exhibits are furnished with this report.

Exhibit No.	Description

99.1	Corrected Notification of Late Filing on Form 12B-25 of Energytec, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGYTEC, INC.

Date: April 3, 2006	By:	/s/ Don L. Lambert
Don L. Lambert, Chief Executive Officer